THE CHINA FUND, INC. (CHN)

The Martin Currie
Shanghai team

IN BRIEF
Net asset value per share	US$ 30.91
Market price	US$ 28.23
Premium/(discount)	(8.67%)
Fund size	US$ 704.3m

Source: State Street Bank and Trust Company

At 31 July 2010		US$ return
	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	5.2	6.2
Year to date	3.8	(1.9)
One year	25.7	7.5
Three years %pa	4.2	(1.9)

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. NAV performance.
*Source for index data: MSCI.

MANAGER’S COMMENTARY

Tony Wu Bin in Genghis
Khan Square, Kangbashi,
Inner Mongolia

Another view of Kangbashi’s
Genghis Khan Square

The Inner Mongolia Museum
in Hohhot, Inner Mongolia

A wind turbine in Xinjiang

Tianchi Lake in the mountains
east of Urumqi, Xinjiang

‘China growth slows’ was the gist of a recent headline in the Financial Times, based on a reduction in the production managers’ index from 52.1 to 51.2 (a statistic of dubious veracity and significance). Eight weeks ago, the headline was ‘Fear of Chinese overheating’. Media hyperbole aside, the evidence shows that growth is gradually slowing from unsustainable, stimulus-induced highs, and that the threat of inflation has faded (June’s CPI was +2.9%, down from +3.1% in May). New loans in the first half amounted to Rmb4.2 trillion, or 62% of the full-year target of Rmb7.5 trillion, which is roughly in line with the central bank’s timetable. Such signs of policy stability heartened investors. The stockmarket debut of the massive Agricultural Bank passed off without incident (as of writing, the stock is holding above its IPO price) and the People’s Bank of China was seen injecting liquidity into markets. This was sufficient to induce a rally across the Chinese markets, with A-shares, the year’s biggest underperformers, bouncing the fastest. A mark of the government’s growing confidence was its decision to eliminate VAT rebates on over 400 export items (June’s exports recorded an impressive 43.9% growth). This is one of several signs that Beijing is resuming its pre-financial-crisis project of re-orientating growth towards private consumption.

Recently, the manager initiated a series of onsite visits with a ‘Go West’ focus. These trips covered thousands of miles of northwest China, including the Ordos Plateau, now synonymous with high-grade coal rather than cashmere, Hohhot, the capital of Inner Mongolia and the centre of China’s booming dairy industry, and Urumqi, the capital of Xinjiang, which will see more than Rmb5 trillion investment in the next decade. While we were impressed by huge wind farms and rich coal deposits, we also saw noticeable improvements in both infrastructure and the overall level of development. The unrivalled advantage in natural resources is now being transformed into wider economic growth. We would also like to mention Kangbashi, a new district of Ordos, which has often been ridiculed by journalists and short-sellers as a ghost city, given the grandeur of its construction and its very low occupancy. Kangbashi been painted as a symbol of a soon-to-be-burst asset bubble in China, but we think that residency will grow rapidly after public facilities such as hospitals and schools start up. Prices are reasonable; the average unit price (per square metre) is roughly the monthly income of a taxi driver or a blue-collar worker in a steel mill. And Ordos has, after all, one of the highest GDPs per capita in China. The visit confirmed our case for investing in the ‘Go West’ theme.

At the other side of China, in an indication of how the political and economic landscape in Taiwan is changing, was the approval in July by Taiwan’s Investment Committee of 14 inward investments by Chinese companies. The Economic Cooperation Framework Agreement between China and Taiwan is still awaiting legislative approval, which is expected at a special meeting on August 16. However, the increasing amount of cross-strait M&A rumors shows that companies aren’t waiting for the starting gun.

INVESTMENT STRATEGY

The Fund is 95.1% invested with holdings in 60 companies. The portfolio’s exposure to Taiwan is 20.5%, with exposure to A-shares of 14.0%. Unlisted securities currently represent 6.4% of the Fund.

In July we added to our position in waste-paper-recycling leader Fook Woo. In the A-share market, we switched from the now overvalued Shenzhen Agriculture into Zhejiang China Commodities City. (Our desire to increase the overall weighting to A-shares has so far been frustrated by the lack of availability of ‘qualified foreign investor’ quota). We took some profits on our long-term holding China Medical Systems early in the month at above £0.50, before its announcement that it would switch listing from AIM to Hong Kong caused the stock to plunge below £0.30 (for the confused investors dumping the stock, this move is actually good news). We sold China Pacific Insurance; possible price de-regulation on guarantees for traditional life policies threatens to intensify competition in the industry (an example of the more consumer-friendly initiatives that we expect to be extended to the fat net interest spreads enjoyed by Chinese banks soon).

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

31 JULY 2010

FUND DETAILS
Market cap	US$643.1m
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	The China Fund,	MSCI Golden
	Inc	Dragon
Healthcare	21.3%	0.4%
Consumer discretionary	17.4%	6.1%
Consumer staples	17.2%	3.5%
Financials	15.8%	36.2%
Industrials	9.8%	7.0%
Information technology	6.3%	20.2%
Materials	2.4%	6.1%
Energy	1.7%	8.5%
Utilities	1.7%	3.9%
Telecommunications	1.5%	7.9%
Other assets & liabilities	4.9%	—

*Source: State Street Bank and Trust Company. Source for index data: MSCI

ASSET ALLOCATION

Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)
	NAV	Market price
	%	%
One month	5.2	8.0
Year to date	3.8	0.0
Three years %pa	4.2	6.2

Past performance is not a guide to future returns.
Three year returns are annualized.
Source: State Street Bank and Trust Company

15 LARGEST HOLDINGS (50.4%)
		Fund
China Medical	Healthcare	6.5%
Huiyin Household Appliances	Consumer discretionary	5.6%
Wumart Stores	Consumer staples	4.6%
Ping An Insurance	Financials	4.2%
Sinopharm Medicine Holding	Healthcare	4.1%
Ugent Holdings, Ltd	Industrials	3.2%
Ruentex Development Co	Financials	3.1%
Shandong Weigao Group	Healthcare	3.0%
China Shineway Pharmaceutical	Healthcare	2.8%
Far Eastern Department Stores	Consumer discretionary	2.6%
China Fishery Group	Consumer staples	2.6%
Hsu Fu Chi International	Consumer staples	2.4%
WuXi PharmaTech Cayman	Healthcare	1.9%
Hand Enterprise Solutions	Information Technology	1.9%
WPG Holding	Information Technology	1.9%

DIRECT INVESTMENTS (6.4%)
		Fund
Ugent Holdings	Industrials	3.2%
Hand Enterprise Solutions	Information technology	1.9%
Qingdao Bright Moon	Industrials	1.3%
China Silicon	Information technology	0.0%

Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)
	One month %	Three months %	Calendar year to date %	One year %	Three years %pa	Five years %pa	Since launch %pa
The China Fund, Inc.	5.2	(5.2)	3.8	25.7	4.2	23.0	12.0
MSCI Golden Dragon	6.2	(0.5)	(1.9)	7.5	(1.9)	10.4	9.8
Hang Seng Chinese Enterprise	4.1	(2.3)	(7.1)	(2.0)	(3.5)	17.8	19.8
Shanghai Stock Exchange 180	10.9	(6.8)	(19.8)	(25.2)	(11.2)	28.7	n/a

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2010 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 31 July 2010.

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 31 July 2010.

10 YEAR DIVIDEND HISTORY CHART

Total	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12	5.82	0.26
Income	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28	0.48	0.26
Long-term capital	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00	5.34	0.00
Short-term capital	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84	0.00	0.00

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

31 JULY 2010

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio
Hong Kong					20.4
Huiyin Household Appliances	1280 HK	HK$1.9	160,413,750	$ 39,445,665	5.6
China Shineway Pharmaceutical Group	2877 HK	HK$20.7	7,372,000	$ 19,883,539	2.8
Intime Department Store Group	1833 HK	HK$8.0	12,568,629	$ 12,961,186	1.8
Ports Design	589 HK	HK$20.0	4,549,500	$ 11,690,916	1.7
Xinao Gas Holdings	2688 HK	HK$18.4	5,084,000	$ 12,030,270	1.7
Chaoda Modern Agriculture (Holdings)	682 HK	HK$8.4	10,507,357	$ 11,281,942	1.6
Natural Beauty Bio-Technology	157 HK	HK$1.4	47,710,000	$ 8,844,968	1.2
Golden Meditech Co	801 HK	HK$1.5	35,040,000	$ 6,721,632	1.0
Fushan International Energy Group	639 HK	HK$4.5	12,018,000	$ 6,947,089	1.0
China Pharmaceutical Group	1093 HK	HK$4.4	10,862,000	$ 6,111,046	0.9
Shangri-La Asia	69 HK	HK$15.7	3,061,555	$ 6,219,757	0.9
Yorkey Optical International Cayman	2788 HK	HK$1.5	7,758,926	$ 1,558,298	0.2
FUJI Food & Catering Services	1175 HK	HK$0.0	5,462,000	$ 0	0.0

Taiwan					20.5
Ruentex Development Co	9945 TT	NT$54.8	12,694,000	$ 21,708,964	3.1
Far Eastern Department Stores	2903 TT	NT$31.4	19,066,931	$ 18,654,276	2.6
WPG Holdings Co	3702 TT	NT$66.1	6,320,000	$ 13,037,028	1.9
China Metal Products	1532 TT	NT$43.8	9,200,278	$ 12,575,785	1.8
Uni-President Enterprises Corp.	1216 TT	NT$38.1	9,112,638	$ 10,820,787	1.5
Cathay Financial Holdings	2882 TT	NT$50.4	6,454,000	$ 10,151,251	1.4
FamilyMart	5903 TT	NT$69.8	4,501,652	$ 9,805,899	1.4
Lien Hwa Industrial	1229 TT	NT$18.8	16,476,881	$ 9,667,026	1.4
Taiwan Life 4percent Conv Bond	n/a	NT$112.7	2,000,000	$ 7,034,188	1.0
KGI Securities	6008 TT	NT$13.3	16,984,780	$ 7,023,213	1.0
Synnex Technology	2347 TT	NT$73.0	2,809,240	$ 6,399,879	0.9
Fubon Financial Holdings	2881 TT	NT$39.3	4,948,000	$ 6,068,513	0.9
Yuanta Financial Holdings	2885 TT	NT$17.9	10,520,593	$ 5,876,968	0.8
Tatung	2371 TT	NT$5.8	29,742,000	$ 5,420,546	0.8

Hong Kong H					15.2
Wumart Stores	8277 HK	HK$17.0	14,888,000	$ 32,737,730	4.7
Sinopharm Medicine Holding	297 HK	HK$29.1	7,786,000	$ 29,069,444	4.1
Shandong Weigao Group Medical Polymer	8199 HK	HK$35.0	4,588,000	$ 20,673,585	2.9
ZTE Corp.	763 HK	HK$24.9	3,212,889	$ 10,258,213	1.5
Fook Woo	923 HK	HK$2.6	19,836,000	$ 6,690,826	0.9
Zijin Mining Group	2899 HK	HK$5.0	6,402,000	$ 4,129,312	0.6
Anhui Expressway	995 HK	HK$4.9	5,212,300	$ 3,288,136	0.5

Equity Linked Securities ('A' Shares)					14.0
Ping An Insurance	n/a	US$6.9	4,327,100	$ 29,896,907	4.2
Shanghai Yuyan Tourist	n/a	US$2.0	429,303,600	$ 8,782,504	1.3
Zhejiang China Commodities City Group	n/a	US$3.4	2,771,970	$ 9,389,921	1.3
Shanghai International Airport	n/a	US$2.0	4,326,700	$ 8,480,598	1.2
Suning Appliance	n/a	US$1.8	4,311,019	$ 7,953,830	1.1
Shenzhen Agricultural Products	n/a	US$2.5	2,857,920	$ 7,095,235	1.0
Zhejiang Guyuelongshan	n/a	US$1.6	3,658,900	$ 6,010,856	0.9
Xinjiang Tebian Electric	n/a	US$2.5	2,335,140	$ 5,745,652	0.8
Wuliangye Yibin	n/a	US$4.1	1,403,507	$ 5,754,379	0.8
Shanghai Qiangsheng	n/a	US$1.0	4,800,000	$ 5,009,002	0.7
Citic Securities	n/a	US$1.9	2,475,000	$ 4,683,321	0.7

Direct					6.4
Ugent Holdings	n/a	US$100.0	177,000,000	$ 22,787,917	3.2
Hand Enterprise Solutions	n/a	US$1.6	8,527,241	$ 13,100,000	1.9
Qingdao Bright Moon	n/a	US$0.3	31,827,172	$ 9,038,917	1.3
China Silicon Corp.	n/a	US$0.0	2,016,961	$ 0	0.0

USA					6.2
WuXi PharmaTech Cayman	WX US	US$15.0	883,490	$ 13,252,350	1.9
Mindray Medical International	MR US	US$30.9	291,700	$ 9,025,198	1.3
Hollysys Automation Technologies	HOLI US	US$9.8	808,200	$ 7,888,032	1.1
Sina Corp.	SINA US	US$42.8	162,700	$ 6,960,306	1.0
Far East Energy	FEEC US	US$0.3	14,565,477	$ 4,915,848	0.7
The9	CMED US	US$5.3	358,900	$ 1,916,526	0.2

Singapore					5.9
China Fishery Group	CFG SP	SG$1.9	13,255,000	$ 18,327,805	2.6
Hsu Fu Chi International	HFCI SP	SG$2.4	9,484,000	$ 16,740,779	2.4
Financial One Corp	FIN SP	SG$0.4	12,030,000	$ 3,716,103	0.5
CDW Holding	CDW SP	SG$0.1	53,208,000	$ 3,032,854	0.4

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio

United Kingdom					6.5
China Medical System Holdings	CMSH LN	£0.4	72,353,760	$ 45,474,335	6.5

Other assets & liabilities				$ 34,531,183	4.9

INDEX DESCRIPTIONS

MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.

Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.

Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 'A' Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative 'A' share stocks listed on the Shanghai Stock Exchange.

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the 'A' share market. The Fund will continue to seek the most efficient way in which to increase its 'A' share exposure ensuring ongoing compliance with its legal and regulatory obligations.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.

The Fund is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

à
The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

à
At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People's Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

à
During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund's operations and financial results could be adversely affected by adjustments in the PRC's state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

à
PRC's disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

à
The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund's NAV.

à
The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

à
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.